UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                  AMENDMENT #1


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 30, 2005


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-25675                    74-3055158
(State or other jurisdiction     (Commission File             (I.R.S. Employer
     of incorporation)                Number)                Identification No.)


                      500 NORTH MICHIGAN AVENUE, SUITE 300
                             CHICAGO, ILLINOIS 60611
                (Address of Principal Executive Offices/Zip Code)


                                 (312) 396-4031
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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         This  Current  Report on Form  8-K/A  amends  Item 2.01 of the  Current
Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2005 (the "Form 8-K Report"), reporting the merger of Patron Systems, Inc. (the "Registrant") with Entelagent Software Corp. ("Entelagent"). The Form 8-K Report is hereby amended to insert those items as set forth herein.

ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         The Amended and Restated Agreement and Plan of Merger, previously filed by Patron Systems, Inc. (the "Registrant") on March 30, 2005, governing the Registrant's merger with Entelagent, became effective on April 28, 2005, pursuant to correspondence received by the Registrant from the Secretary of State of the State of California on May 24, 2005.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PATRON SYSTEMS, INC.



Date:    May 31, 2005                   By:      /s/ Robert Cross
                                                 --------------------------
                                                 Robert Cross
                                                 Chief Executive Officer


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